UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 24, 2006

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ULTRASTRIP SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Florida	000-25663	65-0841549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3515 S.E. Lionel Terrace

Stuart, FL 34997

(772) 287-4846

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On April 24, 2006, UltraStrip Systems, Inc. (the “Company”) issued a press release announcing the entry into an Exclusive Distribution and Purchase Agreement between UltraStrip Envirobotic Solutions, Inc., a wholly owned subsidiary of the Company, and Jian Huang Engineering Co. Pte, Ltd., a Singapore limited liability company, for the Company’s patented robotic coating removal system. A copy of this release is furnished as Exhibit 99.1

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated April 24, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRASTRIP SYSTEMS, INC.
By	/s/ MICHAEL R. DONN, SR.
Authorized Signatory

Date:  April 24, 2006

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